UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 28, 2008

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MINDSPEED TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)
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Delaware	000-50499	01-0616769
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No)
4000 MacArthur Boulevard, East Tower Newport Beach, California 92660-3095
(Address of Principal Executive Offices) (Zip Code)

(949) 579-3000
(Registrant's telephone number)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition.

Registrant’s press release dated January 28, 2008, announcing its results of operations for its fiscal first quarter ended December 31, 2007, is furnished herewith as Exhibit 99.1.

Item 9.01     Financial Statements and Exhibits.

(d)	Exhibits

	99.1	Press release of Registrant dated January 28, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MINDSPEED TECHNOLOGIES, INC.
(Registrant)
Date:	January 28, 2008	By:	/s/ Simon Biddiscombe
			Name:	Simon Biddiscombe
			Title:	Senior Vice President, Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release of Registrant dated January 28, 2008